                                                                                EXECUTION COPY

                             ASSIGNMENT AND ASSUMPTION AGREEMENT

        ASSIGNMENT  AND  ASSUMPTION  AGREEMENT,   dated  as  of  December  21,  2006,  between
Residential   Funding  Company,   LLC,  a  Delaware  limited  liability  company  ("RFC")  and
Residential Asset Mortgage Products, Inc., a Delaware corporation (the "Company").

                                           Recitals

A.      RFC has entered into seller contracts ("Seller  Contracts") with the  seller/servicers pursuant to which such seller/servicers sell mortgage loans to RFC.

B.      The  Company  wishes to  purchase  from RFC  certain  Mortgage  Loans (as  hereinafter defined) originated pursuant to the Seller Contracts.

C.      The Company, RFC, as master servicer,  and U.S. Bank National Association,  as trustee
(the "Trustee"), are entering into a Pooling and Servicing Agreement dated as of
December 1, 2006 (the  "Pooling and  Servicing  Agreement"),  pursuant to which the Trust will issue Mortgage Asset-Backed  Pass-Through  Certificates,  Series 2006-RZ5 (the "Certificates")
consisting of sixteen  classes  designated as Class A-1,  Class A-1A,  Class A-1B,  Class A-2,
Class A-3,  Class M-1,  Class M-2,  Class M-3,  Class M-4,  Class M-5,  Class M-6,  Class M-7,
Class M-8,  Class M-9,  Class SB,  Class R,  representing  beneficial ownership interests in a trust fund  consisting  primarily of a pool of fixed and  adjustable  rate one- to four-family mortgage loans  identified on Exhibit F to the Pooling and Servicing  Agreement (the "Mortgage
Loans").

D.      In connection with the purchase of the Mortgage Loans,  the Company will assign to RFC a de minimis portion of the Class R Certificates (the "Retained Certificates").

E.      In  connection  with the  purchase  of the  Mortgage  Loans  and the  issuance  of the
Certificates, RFC wishes to make certain representations and warranties to the Company.

F.      The  Company  and RFC  intend  that the  conveyance  by RFC to the  Company of all its right,  title and  interest in and to the  Mortgage  Loans  pursuant to this  Agreement  shall constitute a purchase and sale and not a loan.

        NOW THEREFORE,  in  consideration  of the recitals and the mutual  promises herein and other good and valuable consideration, the parties agree as follows:

1.      All  capitalized  terms used but not defined  herein shall have the meanings  assigned thereto in the Pooling and Servicing Agreement.

2.      Concurrently  with the  execution  and  delivery  hereof,  RFC  hereby  assigns to the
Company  without  recourse all of its right,  title and interest in and to the Mortgage Loans, including all interest and principal  received on or with respect to the Mortgage  Loans after the Cut-off Date (other than payments of principal  and interest due on the Mortgage  Loans in the month of the Cut-off Date). In  consideration  of such  assignment,  RFC will receive from the Company,  in immediately  available funds, an amount equal to  $526,491,154.75,  including accrued  interest,  and the Retained  Certificates.  In connection with such assignment and at the  Company's  direction,  RFC has in respect of each  Mortgage  Loan  endorsed  the  related
Mortgage Note (other than any Destroyed  Mortgage Note, as defined in the following  sentence)
to the order of the Trustee and  delivered an  assignment  of mortgage in  recordable  form to the Trustee or its agent.  A Destroyed  Mortgage  Note means a Mortgage  Note the  original of which was permanently lost or destroyed.

               The  Company and RFC intend  that the  conveyance  by RFC to the Company of all its right,  title and interest in and to the Mortgage Loans  pursuant to this Section 2  shall be,  and be  construed  as,  a sale  of  the  Mortgage  Loans  by RFC to the  Company.  It is,
further,  not intended that such  conveyance be deemed to be a pledge of the Mortgage Loans by
RFC to the  Company  to  secure  a debt or  other  obligation  of RFC.  Nonetheless,  (a) this
Agreement  is  intended  to be and  hereby is deemed to be a  security  agreement  within  the meaning  of  Articles  8 and 9 of the  Minnesota  Uniform  Commercial  Code  and  the  Uniform
Commercial  Code of any other  applicable  jurisdiction;  (b) the  conveyance  provided for in this  Section shall  be deemed to be a grant by RFC to the  Company of a security  interest in all of RFC's  right  (including  the  power to convey  title  thereto),  title  and  interest, whether now owned or hereafter  acquired,  in and to (A) the  Mortgage  Loans,  including  the
Mortgage Notes, the Mortgages,  any related insurance  policies and all other documents in the related  Mortgage Files,  (B) all amounts payable pursuant to the Mortgage Loans in accordance with the terms thereof and (C) any and all general  intangibles  consisting  of,  arising from or  relating  to any of the  foregoing,  and all  proceeds  of the  conversion,  voluntary  or
involuntary,  of  the  foregoing  into  cash,  instruments,   securities  or  other  property,
including,  without  limitation,  all  amounts  from  time to time  held  or  invested  in the
Certificate  Account  or the  Custodial  Account,  whether  in the form of cash,  instruments, securities or other  property;  (c) the possession by the Trustee,  the Custodian or any other agent  of the  Trustee  of  Mortgage  Notes or such  other  items of  property  as  constitute instruments,  money,  payment  intangibles,  negotiable  documents,  goods,  deposit accounts, letters  of credit,  advices  of  credit,  investment  property,  certificated  securities  or chattel  paper shall be deemed to be  "possession  by the secured  party",  or possession by a purchaser  or a person  designated  by such secured  party,  for  purposes of  perfecting  the security  interest  pursuant  to  the  Minnesota  Uniform  Commercial  Code  and  the  Uniform
Commercial  Code  of  any  other  applicable  jurisdiction  (including,   without  limitation,
Sections  8-106,  9-313 and 9-106  thereof);  and  (d) notifications  to persons  holding such property,  and acknowledgments,  receipts or confirmations from persons holding such property, shall be  deemed  notifications  to,  or  acknowledgments,  receipts  or  confirmations  from, financial  intermediaries,  bailees or agents (as  applicable)  of the Trustee for the purpose of  perfecting  such  security  interest  under  applicable  law.  RFC  shall,  to the  extent consistent  with this Agreement,  take such  reasonable  actions as may be necessary to ensure that, if this  Agreement  were deemed to create a security  interest in the Mortgage Loans and the other property  described above,  such security interest would be deemed to be a perfected security  interest of first  priority  under  applicable  law and will be  maintained  as such throughout the term of this Agreement.  Without limiting the generality of the foregoing,  RFC shall  prepare and deliver to the Company not less than 15 days prior to any filing date,  and the  Company  shall  file,  or shall  cause to be filed,  at the  expense of RFC,  all filings necessary to maintain the  effectiveness of any original  filings  necessary under the Uniform
Commercial Code as in effect in any  jurisdiction to perfect the Company's  security  interest in or lien on the Mortgage Loans including  without  limitation (x)  continuation  statements, and (y) such other  statements  as may be  occasioned  by (1) any change of name of RFC or the
Company,  (2) any change of  location  of the place of  business,  state of  formation  or the chief  executive  office of RFC, or (3) any  transfer of any  interest of RFC in any  Mortgage
Loan.

3.      Concurrently  with the execution and delivery  hereof,  the Company  hereby assigns to
RFC  without  recourse  all  of  its  right,  title  and  interest  in  and  to  the  Retained
Certificates  as part of the  consideration  payable to RFC by the  Company  pursuant  to this
Agreement.

4.      RFC  represents  and warrants to the Company,  with respect to each Mortgage Loan that on the  date of  execution  hereof  (or,  if  otherwise  specified  below,  as of the  date so specified and provided that all  percentages of the Mortgage  Loans  described in this Section
4 are approximate  percentages by outstanding  principal balance  determined as of the Cut-off
Date after deducting payments due during the month of the Cut-off Date):

(a)     The  information  set forth in the Mortgage Loan  Schedule for such Mortgage  Loans is true and correct in all  material  respects as of the date or dates  respecting  which such information is furnished;

(b)     Each Mortgage Loan  constitutes a qualified  mortgage under  Section 860G(a)(3)(A)  of the Code and Treasury Regulations Section 1.860G-2(a)(1);

(c)     Immediately  prior to the  conveyance  of the Mortgage  Loans to the Company,  RFC had good  title to, and was the sole owner of,  each  Mortgage  Loan free and clear of any pledge,  lien,  encumbrance or security  interest  (other than rights to servicing and related  compensation) and such conveyance validly transfers ownership of the Mortgage
        Loans to the  Company  free and clear of any  pledge,  lien,  encumbrance  or security interest;

(d)     Each Mortgage Note constitutes a legal,  valid and binding obligation of the Mortgagor enforceable in accordance  with its terms except as limited by bankruptcy,  insolvency or other similar laws affecting generally the enforcement of creditors' rights;

(e)     Except as  otherwise  specifically  set forth  herein,  there is no  default,  breach, violation or event of  acceleration  existing  under the terms of any Mortgage Note or
        Mortgage and no event which,  with notice and  expiration of any grace or cure period, would  constitute  a default,  breach,  violation or event of  acceleration  under the terms of any Mortgage  Note or Mortgage,  and no such  default,  breach,  violation or event of  acceleration  has been  waived by RFC or by any  other  entity  involved  in servicing a Mortgage Loan;

(f)     None of the Mortgage Loans are 30 days or more  delinquent in payment of principal and interest;

(g)     None of the mortgage  loans have been a maximum of 30 or more days  delinquent  in the last 24 months;

(h)     None of the Mortgage Loans are buydown Mortgage Loans;

(i)     To the best of RFC's knowledge,  there is no delinquent tax or assessment lien against any related Mortgaged Property;

(j)     No Mortgagor has any valid right of offset,  defense or counterclaim as to the related
        Mortgage Note or Mortgage, except as may be provided under the Relief Act;

(k)     No Mortgage Loan  provides for payments  that are subject to reduction by  withholding taxes levied by any foreign (non-United States) sovereign government;

(l)     (1) The proceeds of each Mortgage  Loan have been fully  disbursed and (2) to the best of Seller's knowledge,  there is no requirement for future advances thereunder and any and all  requirements as to completion of any on-site or off-site  improvements and as to  disbursements  of any escrow funds  therefor  (including  any escrow funds held to make Monthly  Payments  pending  completion of such  improvements)  have been complied with.  All costs,  fees and  expenses  incurred in making,  closing or  recording  the
        Mortgage Loans were paid;

(m)     To the best of RFC's  knowledge,  with  respect to each  Mortgage  Loan,  there are no mechanics'  liens or claims  for  work,  labor or  material  affecting  any  Mortgaged
        Property  which are or may be a lien prior to, or equal with,  the lien of the related
        Mortgage,  except  such  liens  that are  insured  or  indemnified  against by a title insurance policy;

(n)     With respect to each  Mortgage  Loan, a policy of title  insurance was effective as of the closing of each  Mortgage  Loan,  is valid and binding,  and remains in full force and effect,  unless the Mortgaged  Properties  are located in the State of Iowa and an attorney's certificate has been provided;

(o)     Each  Mortgaged  Property  is free of  damage  and in good  repair  and no  notice  of condemnation  has been given with respect  thereto and RFC knows of nothing  involving any  Mortgaged  Property that could  reasonably  be expected to  materially  adversely affect the value or marketability of any Mortgaged Property;

(p)     Each Mortgage  contains  customary and enforceable  provisions which render the rights and remedies of the holder  adequate to realize the  benefits of the security  against the  Mortgaged  Property,  including  (i) in the case of a Mortgage  that is a deed of trust,  by  trustee's  sale,  or (ii)  by  judicial  foreclosure  or,  if  applicable, non-judicial  foreclosure,  and to the best of RFC's knowledge,  there is no homestead or other exemption  available to the Mortgagor that would interfere with such right to sell at a trustee's sale or right to  foreclosure,  subject in each case to applicable federal and state laws and judicial  precedents  with respect to bankruptcy  and right of redemption;

(q)     To the  best of RFC's  knowledge,  with  respect  to each  Mortgage  that is a deed of trust,  a trustee duly  qualified  under  applicable  law to serve as such is properly named,  designated and serving,  and except in connection  with a trustee's sale after default by a  Mortgagor,  no fees or expenses  are payable by the seller or RFC to the trustee under any Mortgage that is a deed of trust;

(r)     If the  improvements  securing a  Mortgage  Loan are  located in a federal  designated special flood hazard area,  flood  insurance in the amount  required under the Program
        Guide  covers such  Mortgaged  Property  (either by coverage  under the federal  flood insurance program or by coverage from private insurers);

(s)     With  respect  to each  Mortgage  Loan,  any  appraisal  made in  connection  with the origination  of the  Mortgage  Loan was made by an  appraiser  who meets  the  minimum qualifications for appraisers as specified in the Program Guide;

(t)     Each Mortgage Loan is covered by a standard hazard insurance policy;

(u)     To the best of RFC's knowledge,  any escrow  arrangements  established with respect to any Mortgage Loan are in compliance with all applicable local,  state and federal laws and are in compliance with the terms of the related Mortgage Note;

(v)     No Mortgage Loan was  originated on or after October 1, 2002 and before March 7, 2003, which is secured by property located in the State of Georgia;

(w)     None of the Mortgage Loans are secured by a leasehold  estate.  In connection with any
        Mortgage  Loan  secured  by a  leasehold  interest,  with  respect  to each  leasehold interest:  the use of  leasehold  estates for  residential  properties  is an accepted practice in the area where the  related  Mortgaged  Property  is located;  residential property in such area  consisting  of  leasehold  estates is readily  marketable;  the lease is  recorded  and no  party is in any way in  breach  of any  provision  of such lease;  the leasehold is in full force and effect and is not subject to any prior lien or encumbrance by which the leasehold  could be terminated or subject to any charge or penalty;  and the remaining  term of the lease does not terminate  less than ten years after the maturity date of such Mortgage Loan;

(x)     Each  Mortgage  Loan and  prepayment  penalty  associated  with the  Mortgage  Loan at origination  complied  in all  material  respects  with  applicable  local,  state and federal laws,  including,  without limitation,  usury, equal credit opportunity,  real
        estate  settlement   procedures,   truth-in-lending   and  disclosure  laws,  and  the
        consummation of the  transactions  contemplated  hereby will not involve the violation of any such laws;

(y)     None of the Mortgage  Loans are subject to the Home  Ownership  and Equity  Protection
        Act of 1994.  None of the Mortgage  Loans are loans that,  under  applicable  state or local law in effect at the time of  origination  of the loan,  are  referred to as (1)
        "high  cost"  or  "covered"  loans or (2) any  other  similar  designation  if the law imposes greater  restrictions or additional  legal liability for residential  mortgage loans with high interest rates, points and/or fees;

(z)     To the best of RFC's knowledge,  the Subservicer for each Mortgage Loan has accurately and fully reported its borrower  credit files to each of the Credit  Repositories in a timely manner;

(aa)    None of the proceeds of any Mortgage  Loan were used to finance the purchase of single premium credit insurance policies;

(bb)    No Mortgage Loan is a High Cost Loan or Covered  Loan,  as  applicable  (as such terms are  defined in the then  current  Standard  & Poor's  LEVELS(R)Glossary  which is now
        Version 5.7 Revised,  Appendix E) (attached  hereto as Exhibit A));  provided  that no representation  and  warranty is made in this clause (aa) with respect to any Mortgage
        Loan  secured  by a  Mortgaged  Property  located  in the  States  of  Kansas  or West
        Virginia;  and provided further that no Qualified  Substitute Mortgage Loan shall be a
        High  Cost Loan or  Covered  Loan (as such  terms are  defined  in  Appendix  E of the
        Standard  & Poor's  Glossary  For File  Format  For  LEVELS(R)in effect on the date of substitution,  with such  exceptions  thereto as the Company and Standard & Poor's may reasonably agree);

(cc)    No Mortgaged  Property  consists of a mobile home or a manufactured  housing unit that is not permanently affixed to its foundation;

(dd)    The proceeds of the Mortgage Loan have been fully  disbursed,  there is no requirement for future advances thereunder;

(ee)    With  respect  to each  Mortgage  Loan,  either  (i) each  Mortgage  Loan  contains  a customary  provision  for the  acceleration  of the  payment of the  unpaid  principal balance of the  Mortgage  Loan in the event the  related  Mortgaged  Property  is sold without the prior  consent of the  mortgagee  thereunder  or (ii) the Mortgage Loan is assumable pursuant to the terms of the Mortgage Note;

(ff)    No Mortgage  Loan has a prepayment  penalty term that extends  beyond five years after the date of origination;

(gg)    No Mortgage Loan provides for deferred interest or negative amortization;

(hh)    Each Mortgage  Loan listed on the attached  Exhibit B has an original term to maturity of 360 months and an original amortization term of 480 months;

(ii)    No Mortgagor  shall fail to make the first  Scheduled  Payment due  subsequent  to the
        Cut-off  Date  thirty  (30) or more days after the  related  Due Date for the  related
        Mortgage Loan; and

(jj)    The  information  set  forth in the  prepayment  charge  schedule  attached  hereto as
        Exhibit C (the  "Prepayment  Charge  Schedule")  is complete,  true and correct in all material  respects at the date or dates on which such  information  is furnished,  and each  prepayment  penalty is permissible  and enforceable in accordance with the terms disclosed in the Prepayment  Charge Schedule upon the  mortgagor's  full and voluntary principal  prepayment  under  applicable  law,  except  to the  extent  that:  (1) the
        enforceability  thereof  may  be  limited  by  bankruptcy,   insolvency,   moratorium,
        receivership  and  other  similar  laws  relating  to  creditors'   rights;   (2)  the
        collectability  thereof  may be  limited  due to  acceleration  in  connection  with a foreclosure or other involuntary  prepayment;  or (3) subsequent changes in applicable law may limit or prohibit enforceability thereof under applicable law.

        Upon  discovery  by RFC or upon  notice from the Company or the Trustee of a breach of the foregoing  representations  and  warranties  in respect of any Mortgage  Loan, or upon the occurrence  of a  Repurchase  Event as  described in Section 5  below,  which  materially  and adversely  affects the  interests  of any holders of the  Certificates  or the Company in such
Mortgage Loan (notice of which breach or  occurrence  shall be given to the Company by RFC, if it discovers the same),  RFC shall,  within 90 days after the earlier of its discovery (in the case of all of the foregoing  representations  and  warranties  other than the  representation and  warranty  set  forth in clause  (ii)) or  receipt  of  notice  (in the case of all of the foregoing  representations  and  warranties)  thereof,  either cure such breach or  Repurchase
Event in all  material  respects  or,  except as  otherwise  provided in  Section 2.04  of the
Pooling and  Servicing  Agreement,  either (i) purchase such Mortgage Loan from the Trustee or the  Company,  as the case may be, at a price equal to the  Purchase  Price for such  Mortgage
Loan or (ii) substitute a Qualified  Substitute  Mortgage Loan or Loans for such Mortgage Loan in the manner and  subject to the  limitations  set forth in  Section 2.04  of the Pooling and
Servicing  Agreement;  provided,  however,  that RFC shall not be required  to repurchase  any
Mortgage Loan as a result of a breach of the  representation  and warranty set forth in clause
(ii)  unless RFC has  received  written  notice from the Company or the Trustee of a breach of such  representation  and warranty  within 60 days after the second  Determination  Date after the  Closing  Date of such  breach  of such  representation  and  warranty.  If the  breach of representation  and warranty  that gave rise to the  obligation  to repurchase or substitute a
Mortgage Loan pursuant to this  Section 4  was the  representation  set forth in clause (w) of this  Section 4,  then RFC shall pay to the Trust Fund,  concurrently  with and in addition to the remedies  provided in the preceding  sentence,  an amount equal to any liability,  penalty or expense  that was  actually  incurred  and paid out of or on behalf of the Trust Fund,  and that  directly  resulted  from  such  breach,  or if  incurred  and  paid  by the  Trust  Fund thereafter, concurrently with such payment.

5.      With respect to each  Mortgage  Loan, a repurchase  event  ("Repurchase  Event") shall have occurred if it is discovered  that, as of the date hereof,  the related  Mortgage was not a valid  first lien on the related  Mortgaged  Property  subject  only to (i) the lien of real property  taxes and  assessments  not yet due and payable,  (ii)  covenants,  conditions,  and restrictions,  rights of way,  easements  and other matters of public record as of the date of recording of such Mortgage and such other  permissible  title  exceptions as are listed in the
Program Guide and (iii) other matters to which like  properties are commonly  subject which do not materially  adversely affect the value,  use,  enjoyment or marketability of the Mortgaged
Property.  In addition,  with respect to any  Mortgage  Loan as to which the Company  delivers to the Trustee or the Custodian an affidavit  certifying  that the original  Mortgage Note has been lost or destroyed,  if such Mortgage Loan  subsequently is in default and the enforcement thereof or of the related  Mortgage  is  materially  adversely  affected by the absence of the original  Mortgage  Note, a Repurchase  Event shall be deemed to have occurred and RFC will be obligated  to  repurchase  or  substitute  for such  Mortgage  Loan in the manner set forth in
Section 4 above.

6.      RFC hereby  represents  and warrants to the Company that with respect to each Mortgage
Loan,  the  REMIC's  tax basis in each  Mortgage  Loan as of the  Closing  Date is equal to or greater than 100% of the Stated Principal Balance thereof.

7.      This  Agreement  shall inure to the benefit of and be binding upon the parties  hereto and their  respective  successors  and  assigns,  and no other  person shall have any right or obligation hereunder.

8.      RFC, as master  servicer  under the  Pooling  and  Servicing  Agreement  (the  "Master
Servicer"),  shall not waive (or permit a sub-servicer  to waive) any  prepayment  charge on a
Mortgage Loan (a "Prepayment  Charge") unless: (i) the enforceability  thereof shall have been limited by bankruptcy,  insolvency,  moratorium,  receivership and other similar laws relating to creditors' rights generally,  (ii) the enforcement  thereof is illegal, or any local, state or federal agency has  threatened  legal action if the  Prepayment  Charge is enforced,  (iii)
the  collectability  thereof shall have been limited due to  acceleration in connection with a foreclosure  or other  involuntary  payment or (iv) such waiver is standard  and  customary in servicing  similar  Mortgage  Loans and  relates  to a  default  or a  reasonably  foreseeable default and would, in the reasonable  judgment of the Master  Servicer,  maximize  recovery of total  proceeds  taking  into  account  the value of such  Prepayment  Charge and the  related
Mortgage Loan. In no event will the Master  Servicer  waive a Prepayment  Charge in connection with a  refinancing  of a  Mortgage  Loan that is not  related  to a default  or a  reasonably foreseeable  default.  If a  Prepayment  Charge  is  waived,  but does not meet the  standards described  above,  then the Master  Servicer  is  required  to pay the  amount of such  waived
Prepayment  Charge  to the  holder of the Class SB  Certificates  at the time that the  amount prepaid on the related  Mortgage Loan is required to be deposited into the Custodial  Account.
Notwithstanding  any other  provisions  of this  Agreement,  any  payments  made by the Master
Servicer  in  respect of any waived  Prepayment  Charges  pursuant  to this  Section  shall be deemed to be paid outside of the Trust Fund and not part of any REMIC.

9.      In the event that the  Scheduled  Payment due in January 2007 on any Mortgage Loan has
not been  received  by  February  1, 2007,  RFC shall,  within 30 days of written  notice from
Credit Suisse  Securities  (USA) LLC,  repurchase such Mortgage Loan. The repurchase price for any Mortgage  Loan  repurchased  by  Residential  Funding  pursuant to this Section 9 shall be equal  to the sum of (i) the  related  Purchase  Price  for  such  Mortgage  Loan and (ii) the product of (a) the Premium Rate and (b) the Stated Principal  Balance of such Mortgage Loan as of the date of  repurchase.  Notwithstanding  the  foregoing,  Residential  Funding  shall not have the  obligation to  repurchase a Mortgage  Loan in accordance  with this Section 9 unless
RFC has received  written  notice from Credit Suisse  Securities  (USA) LLC, of such breach of such  covenant  for  such  Mortgage  Loan  within  the  later  of (i) 60  days  of the  second
Distribution  Date  after  the  Closing  Date and (ii)  within  60 days  after  Credit  Suisse
Securities  (USA) LLC has received notice from  Residential  Funding that a Mortgage Loan that had its first  Scheduled  Payment due subsequent to the Cut-off Date within thirty days of the related Due Date for the related  Mortgage  Loan applied as received but was reversed  because such  Scheduled  Payment was  actually  not received or was  rejected.  Further,  in the event that the failure to make such first  Scheduled  Payment with respect to any Mortgage  Loan was solely  due  to  a  transfer  of  servicing  by  the  original  servicer  to a  new  servicer,
Residential Funding shall have no obligation to repurchase such Mortgage Loan.

                                   [Signature page follows]

        IN WITNESS  WHEREOF,  the parties  have entered into this  Assignment  and  Assumption
Agreement as of the date first above written.

                                            RESIDENTIAL FUNDING COMPANY, LLC

                                            By:_________________________________
                                               Name:
                                               Title:

                                            RESIDENTIAL ASSET MORTGAGE
                                            PRODUCTS, INC.

                                            By: ________________________________
                                               Name:
                                               Title:

                                          EXHIBIT A

                       APPENDIX E OF THE STANDARD & POOR'S GLOSSARY FOR
                             FILE FORMAT FOR LEVELS(R)VERSION 5.7

                                                                      REVISED October 20, 2006

        APPENDIX E - STANDARD & POOR'S PREDATORY LENDING CATEGORIES

        Standard & Poor's has  categorized  loans governed by  anti-predatory  lending laws in the  Jurisdictions  listed below into three  categories  based upon a  combination  of factors that include (a) the risk exposure  associated  with the assignee  liability and (b) the tests and  thresholds  set forth in those laws.  Note that certain loans  classified by the relevant statute as Covered are  included in Standard & Poor's  High Cost Loan  Category  because  they included  thresholds and tests that are typical of what is generally  considered  High Cost by the industry.

        STANDARD & POOR'S HIGH COST LOAN CATEGORIZATION

------------------------------------- ------------------------------------------------------ ------------------------------------
                                                                                                       CATEGORY UNDER
                                                 NAME OF ANTI-PREDATORY LENDING                       APPLICABLE ANTI-
         STATE/JURISDICTION                            LAW/EFFECTIVE DATE                           PREDATORY LENDING LAW
------------------------------------- ------------------------------------------------------ ------------------------------------
------------------------------------- ------------------------------------------------------ ------------------------------------
Arkansas                              Arkansas Home Loan Protection Act,                     High Cost Home Loan
                                      Ark. Code Ann.ss.ss.23-53-101 et seq.

                                      Effective July 16, 2003
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Cleveland Heights, OH                 Ordinance No. 72-2003 (PSH), Mun.                      Covered Loan
                                      Codess.ss.757.01 et seq.

                                      Effective June 2, 2003
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Colorado                              Consumer Equity Protection, Colo. Stat.                Covered Loan
                                      Ann.ss.ss.5-3.5-101 et seq.

                                      Effective for covered loans offered or entered into
                                      on or after January 1, 2003. Other provisions of the
                                      Act took effect on June 7, 2002
------------------------------------- ------------------------------------------------------ ------------------------------------
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Connecticut                           Connecticut Abusive Home Loan                          High Cost Home Loan
                                      Lending Practices Act, Conn. Gen. Stat.
                                      ss.ss.36a-746 et seq.

                                      Effective October 1, 2001
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District of Columbia                  Home Loan Protection Act, D.C. Code                    Covered Loan
                                      ss.ss.26-1151.01 et seq.

                                      Effective for loans closed on or after January 28,
                                      2003
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------------------------------------- ------------------------------------------------------ ------------------------------------
Florida                               Fair Lending Act, Fla. Stat. Ann.ss.ss.                 High Cost Home Loan
                                      494.0078 et seq.

                                      Effective October 2, 2002
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Georgia (Oct. 1, 2002 -               Georgia Fair Lending Act, Ga. Code                     High Cost Home Loan
Mar. 6, 2003)                         Ann.ss.ss.7-6A-1 et seq.

                                      Effective October 1, 2002 - March 6 2003
------------------------------------- ------------------------------------------------------ ------------------------------------
------------------------------------- ------------------------------------------------------ ------------------------------------
Georgia as amended                    Georgia Fair Lending Act, Ga. Code                     High Cost Home Loan
(Mar. 7, 2003 - current)              Ann.ss.ss.7-6A-1 et seq.

                                      Effective for loans closed on or after
                                      March 7, 2003
------------------------------------- ------------------------------------------------------ ------------------------------------
------------------------------------- ------------------------------------------------------ ------------------------------------
HOEPA Section 32                      Home Ownership and Equity Protection                   High Cost Loan
                                      Act of 1994, 15 U.S.C.ss.1639, 12
                                      C.F.R.ss.ss.226.32 and 226.34

                                      Effective October 1, 1995, amendments
                                      October 1, 2002
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Illinois                              High Risk Home Loan Act, Ill. Comp.                    High Risk Home Loan
                                      Stat. tit. 815,ss.ss.137/5 et seq.

                                      Effective January 1, 2004 (prior to this date,
                                      regulations under Residential
                                      Mortgage License Act effective from May 14, 2001)
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------------------------------------- ------------------------------------------------------ ------------------------------------
Indiana                               Indiana Home Loan Practices Act, Ind. Code Ann.ss.ss.   High Cost Home Loans
                                      24-9-1-1 et seq.

                                      Effective January 1, 2005; amended by 2005 HB 1179,
                                      effective July 1, 2005
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Kansas                                Consumer Credit Code, Kan. Stat. Ann.                  High Loan to Value Consumer Loan
                                      ss.ss.16a-1-101 et seq.                                   (id.ss.16a-3-207) and;

                                      Sections 16a-1-301 and 16a-3-207 became effective
                                      April 14, 1999;
                                      Section 16a-3-308a became effective July 1, 1999
------------------------------------- ------------------------------------------------------ ------------------------------------
------------------------------------- ------------------------------------------------------ ------------------------------------
                                                                                             High APR Consumer Loan (id.ss.
                                                                                             16a-3-308a)
------------------------------------- ------------------------------------------------------ ------------------------------------
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Kentucky                              2003 KY H.B. 287 - High Cost Home                      High Cost Home Loan
                                      Loan Act, Ky. Rev. Stat.ss.ss.360.100 et seq.

                                      Effective June 24, 2003
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Maine                                 Truth in Lending, Me. Rev. Stat. tit. 9-               High Rate High Fee Mortgage
                                      A,ss.ss.8-101 et seq.

                                      Effective September 29, 1995 and as amended from
                                      time to time
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------------------------------------- ------------------------------------------------------ ------------------------------------
Massachusetts                         Part 40 and Part 32, 209 C.M.R.ss.ss.                   High Cost Home Loan
                                      32.00 et seq. and 209 C.M.R.ss.ss.40.01 et seq.

                                      Effective March 22, 2001 and amended from time to
                                      time
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Nevada                                Assembly Bill No. 284, Nev. Rev. Stat.                 Home Loan
                                      ss.ss.598D.010 et seq.

                                      Effective October 1, 2003
------------------------------------- ------------------------------------------------------ ------------------------------------

------------------------------------- ------------------------------------------------------ ------------------------------------
New Jersey                            New Jersey Home Ownership Security                     High Cost Home Loan
                                      Act of 2002, N.J. Rev. Stat.ss.ss.46:10B- 22 et seq.

                                      Effective for loans closed on or after November 27,
                                      2003
------------------------------------- ------------------------------------------------------ ------------------------------------
------------------------------------- ------------------------------------------------------ ------------------------------------
New Mexico                            Home Loan Protection Act, N.M. Rev.                    High Cost Home Loan
                                      Stat.ss.ss.58-21A-1 et seq.

                                      Effective as of January 1, 2004; Revised
                                      as of February 26, 2004
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------------------------------------- ------------------------------------------------------ ------------------------------------
New York                              N.Y. Banking Law Article 6-1                           High Cost Home Loan

                                      Effective for applications made on or after April 1,
                                      2003
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------------------------------------- ------------------------------------------------------ ------------------------------------
North Carolina                        Restrictions and Limitations on High                   High Cost Home Loan
                                      Cost Home Loans, N.C. Gen. Stat.ss.ss.24-1.1E et seq.

                                      Effective July 1, 2000; amended October 1, 2003
                                      (adding open-end lines of credit)
------------------------------------- ------------------------------------------------------ ------------------------------------
------------------------------------- ------------------------------------------------------ ------------------------------------
Ohio                                  H.B. 386 (codified in various sections of the Ohio     Covered Loan
                                      Code), Ohio Rev. Code Ann.ss.ss.1349.25 et seq.

                                      Effective May 24, 2002
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Oklahoma                              Consumer Credit Code (codified in various sections     Subsection 10 Mortgage
                                      of Title 14A)

                                      Effective July 1, 2000; amended effective January 1,
                                      2004
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South Carolina                        South Carolina High Cost and                           High Cost Home Loan
                                      Consumer Home Loans Act, S.C. Code
                                      Ann.ss.ss.37-23-10 et seq.

                                      Effective for loans taken on or after January 1, 2004
------------------------------------- ------------------------------------------------------ ------------------------------------
------------------------------------- ------------------------------------------------------ ------------------------------------
West Virginia                         West Virginia Residential Mortgage Lender, Broker      West Virginia Mortgage Loan Act
                                      and Servicer Act, W.                                   Loan
                                      Va. Code Ann.ss.ss.31-17-1 et seq.

                                      Effective June 5, 2002
------------------------------------- ------------------------------------------------------ ------------------------------------

        STANDARD & POOR'S COVERED LOAN CATEGORIZATION

------------------------------------- ------------------------------------------------------ ------------------------------------
         STATE/JURISDICTION                      NAME OF ANTI-PREDATORY LENDING                        CATEGORY UNDER
                                                                                                      APPLICABLE ANTI-
                                                       LAW/EFFECTIVE DATE                           PREDATORY LENDING LAW
------------------------------------- ------------------------------------------------------ ------------------------------------
------------------------------------- ------------------------------------------------------ ------------------------------------
Georgia (Oct. 1, 2002 -               Georgia Fair Lending Act, Ga. Code                     Covered Loan
Mar. 6, 2003)                         Ann.ss.ss.7-6A-1 et seq.

                                      Effective October 1, 2002 - March 6, 2003
------------------------------------- ------------------------------------------------------ ------------------------------------
------------------------------------- ------------------------------------------------------ ------------------------------------
New Jersey                            New Jersey Home Ownership Security                     Covered Home Loan
                                      Act of 2002, N.J. Rev. Stat.ss.ss.46:10B 22 et seq.

                                      Effective November 27, 2003 - July 5, 2004
------------------------------------- ------------------------------------------------------ ------------------------------------

        STANDARD & POOR'S HOME LOAN CATEGORIZATION

------------------------------------- ------------------------------------------------------ ------------------------------------
         STATE/JURISDICTION                      NAME OF ANTI-PREDATORY LENDING                        CATEGORY UNDER
                                                                                                      APPLICABLE ANTI-
                                                       LAW/EFFECTIVE DATE                           PREDATORY LENDING LAW
------------------------------------- ------------------------------------------------------ ------------------------------------
------------------------------------- ------------------------------------------------------ ------------------------------------
Georgia (Oct. 1, 2002 -               Georgia Fair Lending Act, Ga. Code                     Home Loan
Mar. 6, 2003)                         Ann.ss.ss.7-6A-1 et seq.

                                      Effective October 1, 2002 - March 6, 2003
------------------------------------- ------------------------------------------------------ ------------------------------------
------------------------------------- ------------------------------------------------------ ------------------------------------
New Jersey                            New Jersey Home Ownership Security                     Home Loan
                                      Act of 2002, N.J. Rev. Stat.ss.ss.46:10B- 22 et seq.

                                      Effective for loans closed on or after November 27,
                                      2003
------------------------------------- ------------------------------------------------------ ------------------------------------
------------------------------------- ------------------------------------------------------ ------------------------------------
New Mexico                            Home Loan Protection Act, N.M. Rev. Stat.ss.ss.         Home Loan
                                      58-21A-1 et seq.

                                      Effective as of January 1, 2004; Revised as of
                                      February 26, 2004
------------------------------------- ------------------------------------------------------ ------------------------------------
------------------------------------- ------------------------------------------------------ ------------------------------------
North Carolina                        Restrictions and Limitations on High Cost Home         Consumer Home Loan
                                      Loans, N.C. Gen. Stat.ss.ss.
                                      24-1.1E et seq.

                                      Effective July 1, 2000; amended October 1, 2003
                                      (adding open-end lines of credit)
------------------------------------- ------------------------------------------------------ ------------------------------------
------------------------------------- ------------------------------------------------------ ------------------------------------
South Carolina                        South Carolina High Cost and Consumer Home Loans       Consumer Home Loan
                                      Act, S.C. Code Ann.ss.ss.37-23-10 et seq.

                                      Effective for loans taken on or after January 1, 2004
------------------------------------- ------------------------------------------------------ ------------------------------------

                                          EXHIBIT B

                    LIST OF MORTGAGE LOANS WITH ORIGINAL TERM TO MATURITY
                OF 360 MONTHS AND AN ORIGINAL AMORTIZATION TERM OF 480 MONTHS

                                       [SEE ATTACHMENT]

                                          EXHIBIT C

                                  PREPAYMENT CHARGE SCHEDULE

                                       [SEE ATTACHMENT]